                                                                  Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
North Coast Energy, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on File No. 33-40341

                                                 /s/ Arthur Andersen LLP


Cleveland, Ohio,
  June 27, 1997.